CONSENT OF MOORE STEPHENS FROST

         As independent public accountants, we hereby consent to the use in this Form 10-K of our report dated March 24, 1997.

Little Rock, AR
April 7, 1997


                                                 /s/ Moore Stephens Frost
                                                     ---------------------------
                                                     MOORE STEPHENS FROST